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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 Date of report:
                                 April 16, 2001


                       Advanced Systems International,Inc.



      Nevada                     000-25897                    38-3272986
  ---------------             ------------           -------------------
  (State or other              (Commission            (I.R.S. Employer
  jurisdiction of             File Number)           Identification No.)
  incorporation)

                         25300 Telegraph Road Suite 455
                              Southfield, MI 48034



                                  (248)263-0000



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ITEM 5.  OTHER EVENTS

The completion of the Company's consolidated financial statements has been delayed while the Company completes its analysis of revenue recognition matters related to a significant accounting transaction and its auditors complete their audit. The Company is working diligently to complete this process and, accordingly, will file the audited financial statements and Form 10-KSB when the audit is completed.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Advanced Systems International, Inc.


                                     By:   /s/  Robert C. DeMerell
                                         ---------------------------------------
                                              Robert C. DeMerell
                                              Chief Financial Officer,
                                              Secretary and Treasurer



Dated:  April 16, 2001